UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

MULTISYS LANGUAGE SOLUTIONS, INC.

 (Exact name of registrant as specified in charter)

Nevada	29-2973652
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8045 Dolce Volpe Avenue, Las Vegas, Nevada	89178
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered
__________________________________	_________________________________
__________________________________	_________________________________
__________________________________	_________________________________

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [  ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.[X]

Securities Act registration statement filed number to which this form relates:  333-157564 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act.

    Common Stock, $0.001 par value

(Title of class)

 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant’s Securities to be Registered.

Incorporated by reference to the post effective amendment to the registration statement on Form S-1/A (file number 333-157564) filed on March 27, 2009.

Item 2.  Exhibits.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

(Registrant) Multisys Language Solutions Inc.

Date:

April 20, 2009

By:

/s/ Janelle Edington

Janelle Edington, President and Chief Executive Officer